Exhibit 99.1

CEO Certification of Periodic Report under Section 906 of the Sarbanes-Oxley Act

I,  Joseph J. Ross,  Chairman  and Chief  Executive  Officer  of Federal  Signal
Corporation   (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley  Act of 2002,  18 U.S.C.  Section 1350,  that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 12, 2003


                                          /s/ Joseph J. Ross
                                          Joseph J. Ross
                                          Chairman and Chief Executive Officer



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